Exhibit 4.1

BRHC10016928 Bristol-Myers Squibb Company

and

THE BANK OF NEW YORK MELLON,
Trustee

TWELFTH SUPPLEMENTAL INDENTURE

Dated as of November 13, 2020

to

INDENTURE

Dated as of June 1, 1993

$1,500,000,000 0.537% Notes due 2023
$1,000,000,000 0.750% Notes due 2025
$1,000,000,000 1.125% Notes due 2027
$1,250,000,000 1.450% Notes due 2030
$750,000,000 2.350% Notes due 2040
$1,500,000,000 2.550% Notes due 2050

EXHIBIT A	FORM OF 2023 NOTE
EXHIBIT B	FORM OF 2025 NOTE
EXHIBIT C	FORM OF 2027 NOTE
EXHIBIT D	FORM OF 2030 NOTE
EXHIBIT E	FORM OF 2040 NOTE
EXHIBIT F	FORM OF 2050 NOTE

ii

TWELFTH SUPPLEMENTAL INDENTURE, dated as of November 13, 2020 (the “Twelfth Supplemental Indenture”), between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 430 East 29th Street, New York, New York 10016 (the “Company”), and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of June 1, 1993 (the “Base Indenture” and as heretofore supplemented, the “Indenture”), to The Bank of New York Mellon (successor to The Chase Manhattan Bank (National Association)), as trustee, to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, the Company has entered into the Agreement and Plan of Merger, dated October 3, 2020, by and among the Company, Myokardia, Inc., a Delaware corporation (“Myokardia”), and Gotham Merger Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Myokardia, with Myokardia surviving as a wholly owned subsidiary of the Company (the “Acquisition”);

WHEREAS, the Company desires (a), pursuant to Section 901 of the Base Indenture, to provide for the issuance of (i) a new series of its Securities to be known as its 0.537% Notes due 2023 (the “2023 Notes”), (iii) a new series of its Securities to be known as its 0.750% Notes due 2025 (the “2025 Notes”), (iii) a new series of its Securities to be known as its 1.125% Notes due 2027 (the “2027 Notes”), (iv) a new series of its Securities to be known as its 1.450% Notes due 2030 (the “2030 Notes”), (v) a new series of its Securities to be known as its 2.350% Notes due 2040 (the “2040 Notes”), and (vi) a new series of its Securities to be known as its 2.550% Notes due 2050 (the “2050 Notes”) (the “2050 Notes” and, together with the 2023 Notes, the 2025 Notes, the 2027 Notes, the 2030 Notes and the 2040 Notes, the “Notes”), (b) to establish the forms of each of the Notes thereof, as in Section 202 of the Base Indenture provided, (c) to set forth the terms thereof, as in Section 301 of the Base Indenture provided and (d) pursuant to Section 901 of the Base Indenture, to modify certain terms of the Base Indenture and to provide certain additional provisions with respect to the Notes as hereinafter described;

WHEREAS, the Board of Directors of the Company, pursuant to a resolution duly adopted on October 3, 2020, has duly authorized the issuance of up to $7,000,000,000 of the Company’s securities and the Securities Issuance Committee of the Board of Directors, pursuant to its Unanimous Written Consent in Lieu of a Meeting, dated November 9, 2020, has duly authorized the issuance of $1,500,000,000 aggregate principal amount of the 2023 Notes, $1,000,000,000 aggregate principal amount of the 2025 Notes, $1,000,000,000 aggregate principal amount of the 2027 Notes, $1,250,000,000 aggregate principal amount of the 2030 Notes, $750,000,000 aggregate principal amount of the 2040 Notes and $1,500,000,000 aggregate principal amount of the 2050 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Twelfth Supplemental Indenture; and

WHEREAS, all things necessary to make this Twelfth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

Section 1.01          Definition of Terms. Unless the context otherwise requires:

(a)          “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

(b)          “Custodian” means Cede & Co., the nominee of the Depository.

(c)          “Depository” or “DTC” means The Depository Trust Company, its nominees and their respective successors.

Section 1.02          Interpretation. Unless the context otherwise requires:

(a)          each term defined in the Base Indenture has the same meaning when used in this Twelfth Supplemental Indenture;

(b)          each term defined anywhere in this Twelfth Supplemental Indenture has the same meaning throughout;

(c)          the singular includes the plural and vice versa; and

(d)          headings are for convenience of reference only and do not affect interpretation.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01          General Terms and Conditions of the 2023 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “0.537% Notes due 2023,” which is not limited in aggregate principal amount. The aggregate principal amount of 2023 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2023 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity . The Stated Maturity of principal of the 2023 Notes is November 13, 2023.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2023 Notes, create and issue additional 2023 Notes. Any such additional 2023 Notes will rank equally and ratably with the 2023 Notes and will have the same interest rate, maturity date and other terms as the 2023 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2023 Notes. Any such additional 2023 Notes, together with the 2023 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2023 Notes herein provided for. Any additional 2023 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2023 Notes shall be payable in U.S. dollars.

(e)          Global Notes. Upon their original issuance, the 2023 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2023 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2023 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2023 Notes represented by Global Securities, the Company may issue 2023 Notes in definitive form in exchange for 2023 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2023 Notes will be entitled to physical delivery in definitive form of 2023 Notes, equal in principal amount to such beneficial interest and to have such 2023 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2023 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 13, 2020 at the rate of 0.537% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from November 13, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 13 and November 13, commencing on May 13, 2021; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2023 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2023 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2023 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2023 Notes and will act as such only at its offices in New York, New York.

Section 2.02         General Terms and Conditions of the 2025 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “0.750% Notes due 2025,” which is not limited in aggregate principal amount. The aggregate principal amount of 2025 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2025 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2025 Notes is November 13, 2025.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2025 Notes, create and issue additional 2025 Notes. Any such additional 2025 Notes will rank equally and ratably with the 2025 Notes and will have the same interest rate, maturity date and other terms as the 2025 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2025 Notes. Any such additional 2025 Notes, together with the 2025 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2025 Notes herein provided for. Any additional 2025 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2025 Notes shall be payable in U.S. dollars.

(e)          Global Notes. Upon their original issuance, the 2025 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2025 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)           Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2025 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2025 Notes represented by Global Securities, the Company may issue 2025 Notes in definitive form in exchange for 2025 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2025 Notes will be entitled to physical delivery in definitive form of 2025 Notes, equal in principal amount to such beneficial interest and to have such 2025 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2025 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 13, 2020 at the rate of 0.750% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from November 13, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 13 and November 13, commencing on May 13, 2021; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2025 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2025 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2025 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2025 Notes and will act as such only at its offices in New York, New York.

Section 2.03         General Terms and Conditions of the 2027 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “1.125% Notes due 2027,” which is not limited in aggregate principal amount. The aggregate principal amount of 2027 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2027 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2027 Notes is November 13, 2027.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2027 Notes, create and issue additional 2027 Notes. Any such additional 2027 Notes will rank equally and ratably with the 2027 Notes and will have the same interest rate, maturity date and other terms as the 2027 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2027 Notes. Any such additional 2027 Notes, together with the 2027 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2027 Notes herein provided for. Any additional 2027 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2027 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2027 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2027 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2027 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2027 Notes represented by Global Securities, the Company may issue 2027 Notes in definitive form in exchange for 2027 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2027 Notes will be entitled to physical delivery in definitive form of 2027 Notes, equal in principal amount to such beneficial interest and to have such 2027 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2027 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 13, 2020 at the rate of 1.125% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from November 13, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 13 and November 13, commencing on May 13, 2021; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2027 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2027 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2027 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2027 Notes and will act as such only at its offices in New York, New York.

Section 2.04          General Terms and Conditions of the 2030 Notes

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “1.450% Notes due 2030,” which is not limited in aggregate principal amount. The aggregate principal amount of 2030 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2030 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2030 Notes is November 13, 2030.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2030 Notes, create and issue additional 2030 Notes. Any such additional 2030 Notes will rank equally and ratably with the 2030 Notes and will have the same interest rate, maturity date and other terms as the 2030 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2030 Notes. Any such additional 2030 Notes, together with the 2030 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2030 Notes herein provided for. Any additional 2030 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2030 Notes shall be payable in U.S. dollars.

(e)          Global Notes. Upon their original issuance, the 2030 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2030 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2030 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2030 Notes represented by Global Securities, the Company may issue 2030 Notes in definitive form in exchange for 2030 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2030 Notes will be entitled to physical delivery in definitive form of 2030 Notes, equal in principal amount to such beneficial interest and to have such 2030 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2030 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 13, 2020 at the rate of 1.450% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from November 13, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 13 and November 13, commencing on May 13, 2021; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2030 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2030 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2030 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2030 Notes and will act as such only at its offices in New York, New York.

Section 2.05          General Terms and Conditions of the 2040 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.350% Notes due 2040,” which is not limited in aggregate principal amount. The aggregate principal amount of 2040 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2040 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2040 Notes is November 13, 2040.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2040 Notes, create and issue additional 2040 Notes. Any such additional 2040 Notes will rank equally and ratably with the 2040 Notes and will have the same interest rate, maturity date and other terms as the 2040 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2040 Notes. Any such additional 2040 Notes, together with the 2040 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2040 Notes herein provided for. Any additional 2040 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2040 Notes shall be payable in U.S. dollars.

(e)          Global Notes. Upon their original issuance, the 2040 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2040 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2040 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2040 Notes represented by Global Securities, the Company may issue 2040 Notes in definitive form in exchange for 2040 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2040 Notes will be entitled to physical delivery in definitive form of 2040 Notes, equal in principal amount to such beneficial interest and to have such 2040 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2040 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 13, 2020 at the rate of 2.350% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from November 13, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 13 and November 13, commencing on May 13, 2021; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2040 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2040 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2040 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2040 Notes and will act as such only at its offices in New York, New York.

Section 2.06          General Terms and Conditions of the 2050 Notes

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.550% Notes due 2050,” which is not limited in aggregate principal amount. The aggregate principal amount of 2050 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2050 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2050 Notes is November 13, 2050.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2050 Notes, create and issue additional 2050 Notes. Any such additional 2050 Notes will rank equally and ratably with the 2050 Notes and will have the same interest rate, maturity date and other terms as the 2050 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2050 Notes. Any such additional 2050 Notes, together with the 2050 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2050 Notes herein provided for. Any additional 2050 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2050 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2050 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2050 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2050 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2050 Notes represented by Global Securities, the Company may issue 2050 Notes in definitive form in exchange for 2050 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2050 Notes will be entitled to physical delivery in definitive form of 2050 Notes, equal in principal amount to such beneficial interest and to have such 2050 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2050 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 13, 2020 at the rate of 2.550% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from November 13, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 13 and November 13, commencing on May 13, 2021; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2050 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2050 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)           Redemption. The 2050 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2050 Notes and will act as such only at its offices in New York, New York.

ARTICLE III

REDEMPTION OF THE NOTES

Section 3.01          Optional Redemption by Company.  (a) At any time prior to the Par Call Date with respect to the 2025 Notes, the 2027 Notes, the 2030 Notes, the 2040 Notes and the 2050 Notes (collectively, the “Make-Whole Notes”), any Make-Whole Notes may be redeemed at any time at the Company’s option in whole or from time to time in part at a redemption price equal to the greater of:

(i)           100% of the principal amount of the applicable series of Make-Whole Notes being redeemed, or

(ii)         as calculated by the Reference Treasury Dealer, the sum of the present values of the remaining scheduled payments for principal and interest on the applicable Make-Whole Notes to be redeemed that would be due if the applicable Make-Whole Notes to be redeemed matured on the applicable Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Treasury Rate , plus:

•	7.5 basis points in the case of the 2025 Notes;

•	7.5 basis points in the case of the 2027 Notes;

•	10 basis points in the case of the 2030 Notes;

•	10 basis points in the case of the 2040 Notes; and

•	15 basis points in the case of the 2050 Notes.

plus, in each of the cases (i) and (ii) above, any accrued and unpaid interest on the applicable Make-Whole Notes to be redeemed to, but not including, the applicable date of redemption.

(b) At any time on or after the Par Call Date with respect to the 2023 Notes and the Make-Whole Notes (collectively, the “Par Call Notes”), the Company may, at its option, redeem any Par Call Notes at any time on or after the applicable Par Call Date, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the respective series of the Par Call Notes to be redeemed to, but not including, the applicable date of redemption (such redemption, a “Par Call”). The 2023 Notes shall not be redeemable prior to November 13, 2021.

(c) Notice of any redemption of the Notes of each series shall be given at least 10 days and not more than 60 days prior to the date fixed for redemption and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable redemption price, shall state the manner in which such redemption price shall be calculated, if applicable. If the Company has given notice of redemption as provided in the Base Indenture and funds for the redemption of any Notes of a series called for redemption have been made available on the applicable redemption date referred to in that notice, such Notes will cease to bear interest on such applicable redemption date. Any interest accrued to such applicable redemption date will be paid as specified in such notice.

(d) The following defined terms used in this Article Three shall, unless the context otherwise requires, have the meanings specified below.

 “Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the notes to be redeemed (assuming, for this purpose, that the notes matured on the applicable Par Call Date in the case of the Make-Whole Notes) that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the notes to be redeemed.

“Comparable Treasury Price” means, with respect to any date of redemption, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company.

“Par Call Date” with respect to a series of Notes shall mean the date set forth below.

•	With respect to the 2023 Notes, at any time on or after November 13, 2021;

•	With respect to the 2025 Notes, at any time on or after October 13, 2025 (one month prior to the maturity of the 2025 Notes);

•	With respect to the 2027 Notes, at any time on or after September 13, 2027 (two months prior to the maturity of the 2027 Notes);

•	With respect to the 2030 Notes, at any time on or after August 13, 2030 (three months prior to the maturity of the 2030 Notes);

•	With respect to the 2040 Notes, at any time on or after May 13, 2040 (six months prior to the maturity of the 2040 Notes); and

•	With respect to the 2050 Notes, at any time on or after May 13, 2050 (six months prior to the maturity of the 2050 Notes).

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. (New York City time), on the third Business Day preceding such date of redemption.

“Treasury Rate” means, as obtained by the Company, with respect to any date of redemption, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue (expressed as a percentage of its applicable amount), assuming a price for the applicable Comparable Treasury Issue equal to the applicable Comparable Treasury Price for that date of redemption.

(e) At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver, if applicable, an Officer’s Certificate to the Trustee setting forth the calculation of the redemption price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the applicable redemption price, as so calculated and set forth in such Officer’s Certificate.

Section 3.02          Special Mandatory Redemption. If (i) the consummation of the Acquisition does not occur on or before June 30, 2021 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Acquisition (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus any accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Section 3.03          No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE IV

FORMS OF NOTES

Section 4.01          Form of Notes; Book Entry Provisions. The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in the corresponding Exhibit attached hereto (other than, with respect to any additional Notes of any series of the Notes, changes related to issue date, issue price and first Interest Payment Date of such additional Notes). Each Note shall be dated the date of its authentication.

ARTICLE V

ORIGINAL ISSUE OF NOTES

Section 5.01          Original Issue of the 2023 Notes. 2023 Notes in the aggregate principal amount of $1,500,000,000 may, upon execution of this Twelfth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2023 Notes as in said Company Order provided.

Section 5.02          Original Issue of the 2025 Notes. 2025 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Twelfth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2025 Notes as in said Company Order provided.

Section 5.03          Original Issue of the 2027 Notes. 2027 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Twelfth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2027 Notes as in said Company Order provided.

Section 5.04          Original Issue of the 2030 Notes. 2030 Notes in the aggregate principal amount of $1,250,000,000 may, upon execution of this Twelfth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2030 Notes as in said Company Order provided.

Section 5.05          Original Issue of the 2040 Notes. 2040 Notes in the aggregate principal amount of $750,000,000 may, upon execution of this Twelfth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2040 Notes as in said Company Order provided.

Section 5.06          Original Issue of the 2050 Notes. 2050 Notes in the aggregate principal amount of $1,500,000,000 may, upon execution of this Twelfth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2050 Notes as in said Company Order provided.

ARTICLE VI

AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 6.01          Amendments, Supplements and Waivers. The Company and the Trustee may amend, supplement or waive any covenant or provision set forth in this Twelfth Supplemental Indenture or any of the Notes as provided in Article Nine of the Base Indenture.

ARTICLE VII

AMENDMENTS TO BASE INDENTURE

Section 7.01          Amendment to Section 101 of the Base Indenture. Solely as it relates to the Notes, the definition of “Officers’ Certificate” in Section 101 of the Base Indenture is hereby amended and restated as follows:

“Officers’ Certificate” or “Officer’s Certificate” means a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers’ Certificate or Officer’s Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture).

Section 7.02          Amendment to Section 501 of the Base Indenture. Solely as it relates to the Notes, clause (4) of Section 501 of the Base Indenture is hereby amended by (i) deleting the word “or” and (ii) adding “provided that such notice may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice; provided further that the Trustee shall have no obligation to determine when or if any Holders have been notified of any such action or to track when such two-year period starts or concludes; or” at the end (4) thereof.

Section 7.03          Amendment to Section 515 of the Base Indenture. Solely as it relates to the Notes, Section 515 of the Base Indenture is hereby amended by (i) deleting the “.” at the end of Section 515 and (ii) adding “; provided that, notwithstanding anything contained herein, any time period in the Indenture to cure any actual or alleged default or Event of Default with respect to the Securities may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged default or Event of Default is the subject of litigation.”

Section 7.04          Amendment to Section 1006 of the Base Indenture. Solely as it relates to the Notes, Section 1006 of the Base Indenture is hereby amended by replacing “10%” with “15%” in clause (i) thereof.

ARTICLE VIII

MISCELLANEOUS

Section 8.01          Ratification of Indenture. The Indenture, as supplemented by this Twelfth Supplemental Indenture, is in all respects ratified and confirmed, and this Twelfth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 8.02          Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Twelfth Supplemental Indenture.

Section 8.03          Governing Law. This Twelfth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 8.04         Separability. In case any one or more of the provisions contained in this Twelfth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Twelfth Supplemental Indenture or of the Notes, but this Twelfth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 8.05        Counterparts. This Twelfth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Twelfth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Twelfth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Twelfth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Anything in the Indenture, the Notes or this Twelfth Supplemental Indenture to the contrary notwithstanding, the words “execution,” signed,” “signature,” and words of like import in the Indenture, the Notes or this Twelfth Supplemental Indenture or in any other certificate, agreement or document related the Indenture, the Notes or this Twelfth Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. For the avoidance of doubt, the Notes may be executed or authenticated by electronic signatures, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

Section 8.06          Agents. The rights, benefits, privileges, protections, and immunities granted to the Trustee under the Indenture, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, including, but not limited to, Security Registrar and Paying Agent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed, as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Jeffrey Galik
	Name:	Jeffrey Galik
	Title:	Senior Vice President and Treasurer

[Signature Page to Twelfth Supplemental Indentur]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J O’brien
	Name:	Laurence J O’brien
	Title:	Vice President

[Signature Page to Twelfth Supplemental Indentur]

EXHIBIT A

 (FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](2)

(1)	Applies to Global Notes only

(2)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

0.537% Notes due 2023

CUSIP NO. 110122 DT2

ISIN NO. US110122DT20

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on November 13, 2023 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 13 and November 13 of each year, commencing on May 13, 2021, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 13 and November 13 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019 and the Twelfth Supplemental Indenture, dated as of November 13, 2020 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2023 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 0.537% Notes due 2023 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time on or after November 13, 2021, the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the Redemption Date.

Notice of any redemption of the Notes shall be given at least 10 days and not more than 60 days prior to the date fixed for redemption and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

If (i) the consummation of the Acquisition does not occur on or before June 30, 2021 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Acquisition (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus any accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](2)

(1)	Applies to Global Notes only

(2)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

0.750% Notes due 2025

CUSIP NO. 110122 DN5

ISIN NO. US110122DN59

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on November 13, 2025 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 13 and November 13 of each year, commencing on May 13, 2021, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 13 and November 13 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019 and the Twelfth Supplemental Indenture, dated as of November 13, 2020 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2025 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 0.750% Notes due 2025 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY
By:
Name:
Title:

Attest
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to October 13, 2025 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Reference Treasury Dealer, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes  to be redeemed that would be due if the Notes to be redeemed matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Treasury Rate plus 7.5 basis points;

plus, in each of the cases (a) and (b) above, any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given at least 10 days and not more than 60 days prior to the date fixed for redemption and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. (New York City time), on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, as obtained by the Company, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue (expressed as a percentage of its applicable amount), assuming a price for the applicable Comparable Treasury Issue equal to the applicable Comparable Treasury Price for that Redemption Date.

 At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

If (i) the consummation of the Acquisition does not occur on or before June 30, 2021 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Acquisition (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus any accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

 EXHIBIT C

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](2)

(1) Applies to Global Notes only (2) Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

1.125% Notes due 2027

CUSIP NO. 110122 DP0
ISIN NO. US110122DP08
No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on November 13, 2027 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 13 and November 13 of each year, commencing on May 13, 2021, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any  May 13 and November 13 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019 and the Twelfth Supplemental Indenture, dated as of November 13, 2020 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on April 29 or October 30 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”) , and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2027 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 1.125% Notes due 2027 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to September 13, 2027 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Reference Treasury Dealer, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes  to be redeemed that would be due if the Notes to be redeemed matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Treasury Rate plus 7.5 basis points;

plus, in each of the cases (a) and (b) above, any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given at least 10 days and not more than 60 days prior to the date fixed for redemption and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. (New York City time), on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, as obtained by the Company, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue (expressed as a percentage of its applicable amount), assuming a price for the applicable Comparable Treasury Issue equal to the applicable Comparable Treasury Price for that Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

If (i) the consummation of the Acquisition does not occur on or before June 30, 2021 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Acquisition (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus any accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](2)

(1) Applies to Global Notes only (2) Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

1.450% Notes due 2030

CUSIP NO. 110122 DQ8
ISIN NO. US110122DQ80
No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on November 13, 2030 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 13 and November 13 of each year, commencing on May 13, 2021, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 13 and November 13 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019 and the Twelfth Supplemental Indenture, dated as of November 13, 2020 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on April 29 or October 30 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2030 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 1.450% Notes due 2030 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to August 13, 2030 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Reference Treasury Dealer, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes  to be redeemed that would be due if the Notes to be redeemed matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Treasury Rate plus 10 basis points;

plus, in each of the cases (a) and (b) above, any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given at least 10 days and not more than 60 days prior to the date fixed for redemption and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. (New York City time), on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, as obtained by the Company, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue (expressed as a percentage of its applicable amount), assuming a price for the applicable Comparable Treasury Issue equal to the applicable Comparable Treasury Price for that Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

If (i) the consummation of the Acquisition does not occur on or before June 30, 2021 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Acquisition (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus any accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT E

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] (1)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](2)

(1) Applies to Global Notes only (2) Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

2.350% Notes due 2040

CUSIP NO. 110122 DR6
ISIN NO. US110122DR63
No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●]  on November 13, 2040 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 13 and November 13 of each year, commencing on May 13, 2021, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for,  until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 13 and November 13 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019 and the Twelfth Supplemental Indenture, dated as of November 13, 2020 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2040 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.350% Notes due 2040 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to May 13, 2040 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Reference Treasury Dealer, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes  to be redeemed that would be due if the Notes to be redeemed matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Treasury Rate plus 10 basis points;

plus, in each of the cases (a) and (b) above, any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given at least 10 days and not more than 60 days prior to the date fixed for redemption and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. (New York City time), on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, as obtained by the Company, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue (expressed as a percentage of its applicable amount), assuming a price for the applicable Comparable Treasury Issue equal to the applicable Comparable Treasury Price for that Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

If (i) the consummation of the Acquisition does not occur on or before June 30, 2021 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Acquisition (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus any accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](2)

(1) Applies to Global Notes only (2) Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

2.550% Notes due 2050

CUSIP NO. 110122 DS4
ISIN NO. US110122DS47
No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on November 13, 2050 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 13 and November 13 of each year, commencing on May 13, 2021, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for,  until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 13 and November 13 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019 and the Twelfth Supplemental Indenture, dated as of November 13, 2020 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the April 29 or October 30 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2050 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.550% Notes due 2050 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to May 13, 2050 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Reference Treasury Dealer, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes  to be redeemed that would be due if the Notes to be redeemed matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Treasury Rate plus 15 basis points;

plus, in each of the cases (a) and (b) above, any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given at least 10 days and not more than 60 days prior to the date fixed for redemption and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company.

“Reference Treasury Dealer” means (a) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., and any respective successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. (New York City time), on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, as obtained by the Company, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue (expressed as a percentage of its applicable amount), assuming a price for the applicable Comparable Treasury Issue equal to the applicable Comparable Treasury Price for that Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

If (i) the consummation of the Acquisition does not occur on or before June 30, 2021 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Acquisition (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus any accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint _________________________________________________________, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.